Supplement Dated March 8, 2013 to your Prospectus

Name Change

Effective May 1, 2013, the Pioneer Growth Opportunities VCT Portfolio will be renamed Pioneer Select Mid Cap Growth VCT Portfolio.

Fund Objective Update

Effective May 1, 2013, the investment objective of the Pioneer Select Mid Cap Growth VCT Portfolio will be:

Seeks long term capital growth.

This Supplement should be retained for future reference.

HV-7428